Exhibit 99.2 Ally Financial Inc. 2Q 2025 Earnings Review July 18, 2025 Contact Ally Investor Relations at (866) 710-4623 or investor.relations@ally.com

2Q 2025 Preliminary Results Forward-Looking Statements and Additional Information This presentation and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication. This presentation and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about the outlook for financial and operating metrics and performance and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. In particular, forward-looking statements about Ally’s outlook, including expectations regarding net interest margin, adjusted other revenue, net-charge offs, non-interest expenses and average earning assets, and other forward-looking statements are based on our current expectations and are subject to various important factors that could cause actual results to differ materially, including general economic conditions, expectations regarding interest rates and inflation, monetary and fiscal policies in the United States and other jurisdictions, the composition of our balance sheet, including with respect to our loan and securities portfolios, the impact of our strategic initiatives, including recent initiatives involving our Credit Card and Mortgage operations, demand for new and used vehicles, demand for auto loans and leases and the impact of escalating tariffs and other trade policies on us, our customers and our strategic partners, and the economic impacts, volatility and uncertainty resulting therefrom. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described above and in our Annual Report on Form 10-K for the year ended December 31, 2024, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings. This presentation and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation. Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law. 2

2Q 2025 Preliminary Results GAAP and Core Results: Quarterly Quarterly Trend ($ millions, except per share data) 2Q 25 1Q 25 4Q 24 3Q 24 2Q 24 GAAP net income (loss) attributable to common shareholders (NIAC) $ 324 $ (253) $ 81 $ 171 $ 191 (1)(2) Core net income attributable to common shareholders $ 3 09 $ 179 $ 246 $ 1 36 $ 224 GAAP earnings per common share (EPS)(basic or diluted as applicable, NIAC) $ 1.04 $ (0.82) $ 0.26 $ 0 .55 $ 0.62 (1)(2) Adjusted EPS $ 0.99 $ 0 .58 $ 0.78 $ 0.43 $ 0.73 Return on GAAP common shareholders' equity 10.7% -8.6% 2.7% 5.8% 6.8% (1)(2) Core ROTCE 13.6% 8.3% 11.3% 6.2% 10.7% GAAP common shareholders' equity per share $ 39.71 $ 38.77 $ 37.92 $ 39.68 $ 3 7.34 (1)(2) Adjusted tangible book value per share (Adjusted TBVPS) $ 37.30 $ 35.95 $ 3 4.04 $ 35.41 $ 33.01 Efficiency ratio 60.6% 106.0% 67.1% 57.4% 63.6% (1)(2) Adjusted efficiency ratio 50.9% 56.0% 52.8% 51.1% 52.7% GAAP total net revenue $ 2,082 $ 1,541 $ 2,026 $ 2,135 $ 2,022 (1)(2) Adjusted total net revenue $ 2,064 $ 2 ,065 $ 2,088 $ 2,090 $ 2 ,064 Effective tax rate 19.3% 20.8% 0.0% 25.3% 21.5% (1) The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted provision for credit losses, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), and Tangible Common Equity. These measures are used by management, and we believe are useful to investors in assessing the company’s operating performance and capital. Refer to the Notes on Non-GAAP Financial Measures, Notes on Other Financial Measures, Additional Notes, GAAP to Core Results and Non-GAAP Reconciliations later in this document. (2) Non-GAAP financial measure. See pages 20 – 22 for definitions. 3

2Q 2025 Preliminary Results Quarterly Highlights Focused execution delivering results $2.1B $1.04 $436M 10.7% 3.45% GAAP Net (2) GAAP EPS GAAP Pre-tax Return on Equity NIM ex. OID Revenue $2.1B $0.99 $418M 13.6% 9.9% Adjusted Net (1) (1) (1) Adjusted EPS Core Pre-tax Core ROTCE CET1 (1) Revenue Key Messages Power of Focus A Brand That Matters Do it Right Focus on the core where we A differentiated approach to An authentic brand which have relevant scale and banking which defines our meaningfully connects and demonstrated differentiation philosophy to be a better resonates with consumers within the marketplace bank, not another bank (1) Non-GAAP financial measure. See pages 20 – 22 for definitions. 4 (2) Calculated using a Non-GAAP financial measure. See pages 20 – 22 for definitions.

2Q 2025 Preliminary Results Market Leading Franchises Disciplined focus on core franchises continues to drive strong operational results Dealer Financial Services Corporate Finance Auto Finance Insurance 25-year Cycle Tested Business $11.0B 3.9M 7K 3.9M 9% 13% Consumer Consumer U.S. & Canadian Active F&I and Gross Revenue YoY HFI (2) Originations Applications Dealer Relationships P&C Policies Yield Balances 9.8% 42% 2.2 23% 100% 1% Retail Auto Retail S-Tier U.S. F&I Products Sold YoY Avg. Dealer % of Portfolio % Loans (1) Originated Yield Originations per Dealer Inventory Growth First-Lien Non-accrual Consumer Applications Written Premiums Return on Equity ($ millions) 38% 3.9M $349 $344 3.7M All-time 31% Record 29% 3.5M $299 3.3M 24% $262 2Q’22 2Q’23 2Q’24 2Q’25 2Q’22 2Q’23 2Q’24 2Q’25 2Q’22 2Q’23 2Q’24 2Q’25 Largest, all-digital, direct U.S. bank 70% $143B 92% 88% Cumulative Liquid Beta (3) Retail Deposit Balances % FDIC Insured % Deposit Funded (through 2Q’25) Retail Deposits $143B Retail Deposit Balances | Primary Deposit Customers 3.4M $71B 1.3M 2Q’17 2Q’18 2Q‘19 2Q‘20 2Q‘21 2Q‘22 2Q‘23 2Q’24 2Q’25 Average Customer Balance $54K $43K 5 See page 24 for footnotes.

2Q 2025 Preliminary Results 2Q 2025 Financial Results Consolidated Income Statement - Quarterly Results Increase / (Decrease) vs. ($ millions; except per share data) 2Q 25 1Q 25 2Q 24 1Q 25 2Q 24 Net financing revenue $ 1,516 $ 1,478 $ 1,517 $ 38 $ (1) (1) 16 16 14 1 2 Core OID (1) 1,532 1,494 1,531 39 1 Net financing revenue (ex. Core OID) Other revenue $ 566 $ 63 $ 505 $ 503 $ 61 (2) - 4 95 - (495) - Repositioning items (2) (35) 13 28 (47) (63) Change in fair value of equity securities (1) Adjusted other revenue 531 571 5 33 (40) (2) Provision for credit losses $ 3 84 $ 191 $ 457 $ 193 $ (73) Memo: Net charge-offs 366 507 435 (141) (69) Memo: Provision build / (release) 18 (316) 22 334 (4) (2) - 3 06 - (306) - Repositioning items (1) 3 84 497 457 (113) (73) Adjusted provision for credit losses Noninterest expense $ 1,262 $ 1,634 $ 1,286 $ (372) $ (24) (2) - (314) - 314 - Repositioning items (1) 1 ,262 1 ,320 1 ,286 (58) (24) Adjusted noninterest expense Pre-tax income (loss) $ 4 36 $ (284) $ 279 $ 720 $ 157 Income tax expense / (benefit) 84 (59) 60 143 24 Net income (loss) from discontinued operations - - - - - Net income (loss) $ 352 $ (225) $ 219 $ 5 77 $ 133 Preferred dividends 28 28 28 - - Net income (loss) attributable to common shareholders $ 324 $ (253) $ 191 $ 5 77 $ 133 GAAP EPS (basic or diluted as applicable, NIAC) $ 1.04 $ (0.82) $ 0 .62 $ 1.85 $ 0.42 (1) 0.04 0.04 0.04 0 .00 0.01 Core OID, net of tax (2) (0.09) 0.03 0.07 (0.12) (0.16) Change in fair value of equity securities, net of tax (2) - 1.33 - (1.33) - Repositioning, discontinued ops., and other, net of tax (1) $ 0.99 $ 0.58 $ 0 .73 $ 0.41 $ 0.26 Adjusted EPS (1) Non-GAAP financial measure. See pages 20 – 22 for definitions. (2) Contains Non-GAAP financial measures and other financial measures. See page 23 for definitions. 1Q’25 repositioning items related to securities sale and Credit Card transaction; 6 Credit Card transaction closed on 4/1/2025.

2Q 2025 Preliminary Results Balance Sheet and Net Interest Margin NIM of 3.45% fully offset the impact of Card sale and reflects strong balance sheet dynamics, supporting a full-year margin trajectory between 3.40%-3.50% 2Q '25 1Q '25 2Q '24 Average Average Average Yield Yield Yield Balance Balance Balance Retail Auto Loans (ex. hedge) $ 83,858 9.19% $ 8 3,701 9.11% $ 83,427 8.86% Memo: Impact from hedges 0.08% 0.10% 0.33% Retail Auto Loans (inc. hedge) $ 83,858 9.27% $ 8 3,701 9.21% $ 83,427 9.19% Auto Leases (net of depreciation) 7,919 6.88% 7,955 5.69% 8,417 8.49% Commercial Auto 2 0,863 6.18% 21,663 6.25% 24,424 7.12% Corporate Finance 11,079 8.52% 10,304 8.78% 1 0,079 10.06% (1) 1 6,798 3.17% 17,104 3.23% 18,302 3.26% Consumer Mortgage (2) Consumer Other - Ally Credit Card - - 2,274 21.16% 2,001 21.59% (3) 8 ,888 4.32% 9,345 4.23% 7,276 4.90% Cash and Cash Equivalents (4) Investment Securities & Other 28,658 3.50% 28,733 3.26% 29,542 3.66% Earning Assets $ 178,063 7.00% $ 1 81,079 7.06% $ 183,468 7.41% (4) 140,816 7.88% 143,300 8.00% 1 46,958 8.29% Total Loans and Leases (5) $ 148,444 3.59% $ 150,640 3.78% $ 152,412 4.21% Deposits Unsecured Debt 10,458 7.47% 1 1,069 7.39% 10,280 7.23% Secured Debt 1,794 5.51% 2,096 5.55% 1,227 6.08% (6) 4,352 4.15% 4,204 4.03% 7,114 3.86% Other Borrowings Funding Sources $ 165,048 3.88% $ 168,009 4.05% $ 1 71,033 4.39% NIM (as reported) 3.41% 3.31% 3.32% (7) $ 713 9.07% $ 729 8.63% $ 773 7.19% Core OID (7) 3.45% 3.35% 3.36% NIM (ex. Core OID) 7 See page 24 for footnotes.

2Q 2025 Preliminary Results

Capital

- **2Q'25 CET1 ratio of 9.9% and TCE / TA ratio of 6.4%[1]**
  - Fully phased-in AOCI CET1 of 7.6%
- **Over $4B of CET1 capital above FRB requirement of 7.1% (Regulatory Minimum + SCB)**
- **Successfully closed the sale of Credit Card on April 1**
  - Sale generated 40bps of CET1 in total, 20bps recognized in 1Q'25 with an additional 20bps recognized at closing on 4/1
- **Continue to prioritize capital discipline through dynamic regulatory environment**
- **Announced 3Q'25 common dividend of $0.30 per share**

Capital Ratios and Risk-Weighted Assets

($ billions)


12.7%
12.9%
13.2%
12.8%
13.2%
Total Capital Ratio
11.0%
11.2%
11.3%
11.0%
11.4%
Tier 1 Ratio
9.6%
9.8%
9.8%
9.5%
9.9%
CET1 Ratio
$157
$156
$153
$154
$151
Risk Weighted Assets
6.8%
7.5%
7.1%
7.3%
7.6%
Fully Phased-in CET1
2Q 24
3Q 24
4Q 24
1Q 25
2Q 25

Note: For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 23.

Adjusted Tangible Book Value per Share[1]


$21
$24
$26
$27
$28
$34
$34
$39
$42
$10
$32
$45
$13
$32
$46
$13
$33
$48
$10
$37
Adjusted TBV/Share ex. AOCI(1)
AOCI Impact(2)
Adjusted TBV/Share(1)
2Q 14
2Q 15
2Q 16
2Q 17
2Q 18
2Q 19
2Q 20
2Q 21
2Q 22
2Q 23
2Q 24
2Q 25
End of Period Shares Outstanding
480M
482M
484M
452M
426M
393M
374M
363M
313M
302M
305M
308M

(1) *Contains a Non-GAAP financial measure. See pages 20 – 22 for definitions.*
(2) *Some prior period OCI impacts are not material to Adjusted Tangible Book Value per Share and therefore not shown.*

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2Q 2025 Preliminary Results

Asset Quality: Key Metrics

Retail auto vintage credit disclosure can be found in the appendix on page 19

Net Charge-Offs (NCOs)[1]


+49bps YoY
+39bps YoY
+13bps YoY
(15bps) YoY
(6bps) YoY
1.81%
2.24%
2.34%
2.12%
1.75%
Retail Auto NCO Rate
1.26%
1.50%
1.59%
1.50%
1.10%
Consolidated NCO Rate
$435
$517
$543
$507
$366
Consolidated NCOs ($M)
2Q 24
3Q 24
4Q 24
1Q 25
2Q 25

See page 23 for definition.

Retail Auto Delinquencies


+74bps YoY
+52bps YoY
+14bps YoY
+11bps YoY
(24bps) YoY
5.12%
5.20%
5.46%
4.77%
4.88%
30+ DPD Delinquency Rate (All-in)
4.33%
4.24%
4.39%
3.79%
3.91%
30+ DPD Delinquency Rate(1)
+73bps YoY
+39bps YoY
(3bps) YoY
(9bps) YoY
(42bps) YoY
1.26%
1.14%
1.18%
1.02%
1.04%
60+ DPD Delinquency Rate(1)
0.51%
0.55%
0.56%
0.49%
0.48%
90+ DPD Delinquency Rate
2Q 24
3Q 24
4Q 24
1Q 25
2Q 25

(1) Includes accruing contracts only.

Note: Days Past Due is abbreviated as ("DPD")

Consolidated Coverage

($ billions)


2.03%
2.57%
2.69%
2.73%
2.55%
2.56%
$2.6
$3.6
$3.7
$3.7
$3.4
$3.4
CECL Day 1
2Q 24
3Q 24
4Q 24
1Q 25
2Q 25

Retail Auto Coverage

($ billions)

- \+ Vintage trends
- \+ Flow to loss rates
- − Elevated delinquency
- − Macroeconomic outlook *(UER, RPI, LVS)*

Flat Retail Auto Coverage


3.34%
3.65%
3.80%
3.78%
3.75%
3.75%
$2.4
$3.1
$3.2
$3.2
$3.1
$3.2
CECL Day 1
2Q 24
3Q 24
4Q 24
1Q 25
2Q 25

Note: Coverage rate calculations exclude fair value adjustment for loans in hedge accounting relationships.

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2Q 2025 Preliminary Results Auto Finance Increase / (Decrease) vs. • Auto pre-tax income of $472 million Key Financials ($ millions) 2Q 25 1Q 25 2Q 24 – Pre-tax income up QoQ, primarily driven by seasonally lower Net financing revenue $ 1 ,294 $ 28 $ (92) losses and stabilization in lease remarketing trends Total other revenue 97 - 4 – Provision of $387 million reflects continued improvement in Total net revenue $ 1,391 $ 28 $ (88) credit trends offset by CECL reserve build on portfolio growth Provision for credit losses 3 87 (47) 4 (1) 532 (22) 20 Noninterest expense – 2022 vintage now represents ~15% of the total retail portfolio Pre-tax income $ 472 $ 97 $ (112) • Retail portfolio yield ex. hedge of 9.19%, up 8bps QoQ U.S. Auto earning assets (EOP) $ 113,444 $ 118 $ (3,602) – Originated yield of 9.82%, flat vs prior quarter Key Statistics – S-tier origination mix of 40%+ for 9 consecutive quarters; total Remarketing gains (losses) ($ millions) $ 0 $ 19 $ (59) retail portfolio is 36% S-Tier vs 26% in 2022 Average gain (loss) per vehicle $ 14 $ 8 77 $ (1,406) Off-lease vehicles terminated (# units) 26,302 4,359 (15,299) • No lease gains reflect stabilization, consistent with Application volume (# thousands) 3,875 70 1 42 expectations as 1Q headwinds eased Retail Auto Yield Trend Lease Portfolio Trends S-Tier 49% Origination 44% 44% 43% 42% Mix 10.59% 10.54% Estimated 9.80% 9.82% Originated 9.63% (2) Yield 9.29% 9.27% 9.27% 9.21% Hedge 54% 9.19% Lessee & 50% Impact 46% Dealer 44% Buyout % 40% $59 Portfolio Yield 9.19% 9.09% 9.11% 8.99% 8.86% ex. hedge Remarketing $24 1Q 25 $3 $0 Gains (Losses) ($ millions) ($19) 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 2Q 24 3Q 24 4Q 24 2Q 25 Retail Weighted Average FICO Average Gain (Loss) / Unit 712 710 720 714 710 $1,420 $771 $145 ($863) $14 See page 24 for footnotes. 10

2Q 2025 Preliminary Results

Insurance

- **Insurance pre-tax income of $28 million and core pre-tax loss of $2 million[(1)]**
  - $363 million of earned premiums, up $19 million YoY
- **Insurance losses of $203 million, up $22 million YoY driven by increased inventory exposure**
  - $91 million of weather losses, up $13 million YoY driven by $9 billion increase in inventory exposure; weather loss ratio is in-line with 5-year 2Q average
- **Written premiums of $349 million, up 2% YoY and up 6% YoY excluding impacts of excess of loss reinsurance**
  - Leveraging synergies with auto dealer network to deliver a complimentary product suite aligned with all-in dealer value proposition
  - New P&C inventory relationships continue to support written premium growth

		Increase / (Decrease) vs.	
Key Financials ($ millions)	**2Q 25**	**1Q 25**	**2Q 24**
Premiums, service revenue earned and other income	$ 363	$ (5)	$ 19
VSC losses	35	2	(3)
Weather losses	91	33	13
All other losses	77	7	12
Losses and loss adjustment expenses	203	42	22
Acquisition and underwriting expenses [(2)]	221	(10)	(3)
Total underwriting income/(loss)	(61)	(37)	-
Investment income and other	89	63	68
Pre-tax income (loss)	**$ 28**	**$ 26**	**$ 68**
Change in fair value of equity securities [(3)]	(30)	(45)	(58)
Core pre-tax income (loss)[(1)]	**$ (2)**	**$ (19)**	**$ 10**
Total assets (EOP)	$ 9,705	$ 216	$ 531

Key Statistics - Insurance Ratios	**2Q 25**	**1Q 25**	**2Q 24**
Loss ratio	56.0%	43.7%	52.5%
Underwriting expense ratio	61.1%	62.8%	65.1%
Combined ratio	117.1%	106.5%	117.6%

Written Premiums

($ millions)



$344
$384
$390
$385
$349
$75
$115
$129
$134
$81
P&C Premium
$269
$269
$261
$251
$268
F&I Premium
2Q 24
3Q 24
4Q 24
1Q 25
2Q 25

Net Weather Losses & Inventory Exposure

($ millions)



+23% YoY
Avg. P&C Inventory Exposure
$33B
$26B
$24B
$27B
$39B
$48B
Net Weather Losses
$86
$15
$26
$51
$78
$91
+17% YoY
'21 & '22 experienced exceptionally low losses vs historical
2Q 20
2Q 21
2Q 22
2Q 23
2Q 24
2Q 25

Note: F&I: Finance and insurance products and other. P&C: Property and casualty insurance products.

(1) Non-GAAP financial measure. See pages 20 – 22 for definitions.
See page 24 for additional footnotes.

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2Q 2025 Preliminary Results

Corporate Finance

- **Corporate Finance pre-tax income of $96 million**
  - Net Financing Revenue of $108 million, down $4 million YoY, primarily driven by lower amortized fee income
  - Other revenue down QoQ and YoY, driven by higher syndication and fee income in prior periods
  - Continued strong returns with 2Q ROE of 31%
- **Held-for-investment loans of $11.0 billion**
  - Well-diversified, high-quality, 100% first-lien, floating rate loans
  - Focus on responsible growth in a highly competitive marketplace
- **Disciplined credit and operational risk management**
  - No new non-performing loans and no additional specific reserves required in the quarter
  - Criticized assets and non-accrual loans of 10% and 1%, respectively (near historically low levels)

		Increase / (Decrease) vs.	
Key Financials ($ millions)	**2Q 25**	**1Q 25**	**2Q 24**
Net financing revenue	$ 108	$ 4	$ (4)
Other revenue	19	(10)	(11)
Total net revenue	**127**	**(6)**	**(15)**
Provision for credit losses	(2)	(16)	(5)
Noninterest expense [2]	33	(10)	3
Pre-tax income	**$ 96**	**$ 20**	**$ (13)**
Change in fair value of equity securities [3]	(0)	(0)	0
Core pre-tax income [1]	**$ 96**	**$ 20**	**$ (13)**
Total assets (EOP)	11,040	$ 38	$ 1,171

HFI Balances by Lending Vertical


$6.2B
34%
18%
48%
$8.5B
40%
18%
42%
$10.1B
50%
16%
34%
$9.7B
47%
20%
33%
$11.0B
46%
25%
29%
Private Credit Finance
Specialty Finance
Sponsor Finance
2Q 21
2Q 22
2Q 23
2Q 24
2Q 25

(1) Non-GAAP financial measure. See pages 20 – 22 for definitions.
See page 24 for additional footnotes.

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2Q 2025 Preliminary Results 2025 Financial Outlook Prior Outlook Updated Outlook (1) Net Interest Margin (ex. OID) 3.40% - 3.50% 3.40% - 3.50% (1) Flat YoY Adjusted Other Revenue Flat YoY 2.00% - 2.25% Retail Auto NCO 2.00% - 2.15% 1.35% - 1.50% Consolidated NCO 1.35% - 1.45% Adjusted Noninterest Flat YoY Flat YoY (1) Expense ↓ 2% YoY Flat YoY Average Earning Assets Commercial floorplan (2) 22% - 23% Tax Rate 22% - 23% (1) Non-GAAP financial measures. See pages 20 – 22 for definitions. (2) Assumes statutory U.S. Federal tax rate of 21%. 13

Supplemental

2Q 2025 Preliminary Results Supplemental Results By Segment Results by Segment and GAAP to Core Pre-tax income Walk QUARTERLY TREND Increase/(Decrease) vs. ($ millions) 2Q 25 1Q 25 2Q 24 1Q 25 2Q 24 $ 472 $ 3 75 $ 584 $ 97 $ (112) Automotive Finance 28 2 (40) 26 68 Insurance $ 500 $ 3 77 $ 544 $ 123 $ (44) Dealer Financial Services 96 76 109 20 (13) Corporate Finance (160) (737) (374) 5 77 2 14 Corporate and Other Pre-tax income (loss) $ 4 36 $ (284) $ 279 $ 72 0 $ 157 (1) 16 16 14 1 2 Core OID (2) (35) 13 28 (47) (63) Change in fair value of equity securities (3) - 503 - (503) - Repositioning and other (1) $ 4 18 $ 2 47 $ 321 $ 1 70 $ 96 Core Pre-tax income Insurance - GAAP to Core Walk GAAP Pre-tax income (loss) $ 28 $ 2 $ (40) $ 26 $ 68 (4) (30) 15 28 (45) (58) Core Adjustments Core Pre-tax income (loss) $ (2) $ 17 $ (12) $ (19) $ 10 Corporate Finance - GAAP to Core Walk GAAP Pre-tax income $ 96 $ 76 $ 109 $ 20 $ (13) (4) (0) 0 (0) (0) 0 Core Adjustments Core Pre-tax income (loss) $ 96 $ 76 $ 109 $ 20 $ (13) Corporate & Other - GAAP to Core Walk $ (160) $ (737) $ (374) $ 5 77 $ 21 4 GAAP Pre-tax income (loss) (4) 12 516 15 (504) (3) Core Adjustments Core Pre-tax income (loss) $ (148) $ (221) $ (359) $ 73 $ 21 1 (1) Non-GAAP financial measure. See pages 20 – 22 for definitions. See page 25 for additional footnotes. 15

Supplemental
2Q 2025 Preliminary Results

Corporate and Other

- **Corporate and Other includes the impacts of Ally Invest, Mortgage, and Credit Card in 1Q'25 and 2Q'24**
  - Credit Card sale closed on April 1, 2025
- **Pre-tax loss of $160 million and Core pre-tax loss of $148 million(1)**
  - Other revenue up QoQ, largely driven by losses in PQ associated with the securities repositioning transactions
  - Provision expense up QoQ, largely driven by reserve releases in PQ associated with the sale of Credit Card
  - Noninterest expense down QoQ, largely driven by goodwill impairment in PQ associated with the sale of Credit Card
- **Total assets of $57 billion, down $0.8 billion YoY**

Corporate & Other Results

($ millions)		Increase/(Decrease) vs.	
Key Financials	**2Q 25**	**1Q 25**	**2Q 24**
Net financing revenue	$ 84	$ 6	$ 92
Total other revenue	28	455	(16)
Total net revenue	112	461	76
Provision for credit losses	(1)	256	(72)
Noninterest expense	273	(372)	(66)
Pre-tax income (loss)	$ (160)	$ 577	$ 214
Core OID [1]	16	1	2
Repositioning items [2]	-	(503)	-
Change in fair value of equity securities [3]	(4)	(2)	(5)
Core pre-tax income (loss) [1]	$ (148)	$ 73	$ 211
Cash & securities	$ 32,759	$ (78)	$ 2,075
Held-for-investment loans, net [4]	16,792	(368)	(3,016)
Assets of Operations, Held-for-sale [5]	-	(2,440)	-
Intercompany loan [6]	(687)	117	40
Other	8,155	(1,380)	108
Total assets	$ 57,019	$ (4,149)	$ (793)

Retail CD Maturity Summary

(as of 6/30/2025)


$12B
$11B
$8B
$10B
$7B
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026

Maturity Weighted Average Rate

1Q 2025	2Q 2025	3Q 2025	4Q 2025	1Q 2026
4.8%	4.6%	4.3%	4.0%	4.0%

Ally Financial Rating Details

	LT Debt	ST Debt	Outlook
Fitch	BBB-	F3	Stable
Moody's	Baa3	P-3	Stable
S&P	BBB-	A-3	Stable
DBRS	BBB	R-2 (high)	Stable

Note: Ratings as of 6/30/2025. Our borrowing costs & access to the capital markets could be negatively impacted if our credit ratings are downgraded or otherwise fail to meet investor expectations or demands.

(1) Non-GAAP financial measure. See pages 20 – 22 for definitions.
See page 25 for additional footnotes.

ally do it right. | 16

2Q 2025 Preliminary Results Supplemental Funding and Liquidity Core funded with stable deposits and strong liquidity position Funding Composition Total Available Liquidity ($ billions) (End of Period) Unsecured Debt Cash and Equivalents FHLB / Other FHLB Unused Pledged Borrowing Capacity Secured Debt FRB Discount Window Pledged Capacity Total Deposits Unencumbered Highly Liquid Securities $68.5 $67.9 $68.0 $66.8 $64.3 $7.9 $9.6 $9.5 $10.0 $6.7 $12.5 $11.3 $12.2 $12.2 $10.7 $26.7 $26.9 $26.7 $26.9 $26.5 89% 89% 89% 89% 88% $20.8 $20.3 $19.9 $18.9 $19.2 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 (1) Loan to Deposit Ratio Available Liquidity vs. Uninsured Deposits 97% 96% 95% 95% 96% 5.7x 6.1x 5.9x 5.7x 5.9x (1) Total loans and leases divided by total deposits. 17

2Q 2025 Preliminary Results Supplemental Interest Rate Risk (1) Net Financing Revenue Sensitivity Analysis ($ millions) 2Q 25 1Q 25 (2) (2) Gradual Instantaneous Gradual Instantaneous -100 bp $ (20) $ 53 $ (23) $ 25 +100 bp $ (2) $ (135) $ (10) $ (121) Stable rate environment n/m $ 7 n/m $ (51) (1) Net financing revenue impacts reflect a rolling 12-month view. See page 23 for additional details. (2) Gradual changes in interest rates are recognized over 12 months. Effective Hedge Notional (average) Fair Value Hedging on Fixed-Rate Consumer Auto Loans 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 4Q 26 1Q 27 2Q 27 Effective Hedge Average Notional Outstanding $16B $8B $9B $10B $10B $8B $7B $6B $3B Average Pay Fixed Rates 4.1% 3.6% 3.6% 3.5% 3.5% 3.5% 3.5% 3.4% 3.3% Fair Value Hedging on Fixed-Rate Investment Securities 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 4Q 26 1Q 27 2Q 27 Effective Hedge Average Notional Outstanding $10B $10B $11B $12B $12B $12B $12B $11B $11B Average Pay-Fixed Rates 3.8% 3.8% 3.8% 3.7% 3.7% 3.7% 3.7% 3.7% 3.7% Note: Pay-Fixed rates are expressed as day and balance-weighted averages. 18

2Q 2025 Preliminary Results Supplemental Retail Auto Vintage Credit Trends (1) Retail Auto - EOP 30+ Day DQs by Vintage 2025 | 2024 | 2023 | 2022 6.25% 4.99% 3.76% 3.51% MO. 30 2.69% 1.04% MO. 18 0.76% Months on Book MO. 6 (1) Includes accruing contracts only. 19

2Q 2025 Preliminary Results Supplemental Notes on Non-GAAP Financial Measures The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted provision for Credit Losses, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), and Tangible Common Equity. These measures are used by management, and we believe are useful to investors in assessing the company’s operating performance and capital. For calculation methodology, refer to the Reconciliation to GAAP later in this document. 1) Accelerated issuance expense (Accelerated OID) is the recognition of issuance expenses related to calls of redeemable debt. 2) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax- effected repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, (4) change in fair value of equity securities, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions that have been taken by the company to normalize its capital structure, as applicable for respective periods. See page 26 for calculation methodology and details. 3) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. See page 29 for calculation details. (1) In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Rep and warrant expense, Insurance segment expense, and repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring and significant other one-time items, as applicable for respective periods. (2) In the denominator, total net revenue is adjusted for Core OID, Insurance segment revenue, and repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring and significant other one-time items, as applicable for respective periods. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance segment. 4) Adjusted noninterest expense is a non-GAAP financial measure that adjusts GAAP noninterest expense for repositioning items. Management believes adjusted noninterest expense is a helpful financial metric because it enables the reader to better understand the business' expenses excluding nonrecurring items. See page 30 for calculation methodology and details. 5) Adjusted other revenue is a non-GAAP financial measure that adjusts GAAP other revenue for OID expenses, repositioning, and change in fair value of equity securities. Management believes adjusted other revenue is a helpful financial metric because it enables the reader to better understand the business' ability to generate other revenue. See page 30 for calculation methodology and details. 6) Adjusted provision for credit losses is a non-GAAP financial measure that adjusts GAAP provision for credit losses for repositioning items. Management believes adjusted provision for credit losses is a helpful financial metric because it enables the reader to better understand the business’ expenses excluding nonrecurring items. See page 30 for calculation methodology and details. 20

2Q 2025 Preliminary Results Supplemental Notes on Non-GAAP Financial Measures 7) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for: (1) goodwill and identifiable intangibles, net of DTLs and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered. Note: In December 2017, tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate. See page 28 for calculation methodology and details. 8) Adjusted total net revenue is a non-GAAP financial measure that management believes is helpful for readers to understand the ongoing ability of the company to generate revenue. For purposes of this calculation, GAAP net financing revenue is adjusted by excluding Core OID to calculate net financing revenue ex. core OID. GAAP other revenue is adjusted for OID expenses, repositioning, and change in fair value of equity securities to calculate adjusted other revenue. Adjusted total net revenue is calculated by adding net financing revenue ex. core OID to adjusted other revenue. See page 30 for calculation methodology and details. 9) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning and other primarily related to the extinguishment of high-cost legacy debt and strategic activities and significant other one-time items, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods. See pages 26 – 27 for calculation methodology and details. 10) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances. Core OID for all periods shown is applied to the pre-tax income of the Corporate and Other segment. See page 30 for calculation methodology and details. 11) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. See page 30 for calculation methodology and details. 12) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, and (2) change in fair value of equity securities (change in fair value of equity securities impacts the Insurance and Corporate Finance segments), and (3) Repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods or businesses. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 15 for calculation methodology and details. 21

2Q 2025 Preliminary Results Supplemental Notes on Non-GAAP Financial Measures 13) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share. See page 27 or calculation details. (1) In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, tax-effected repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one- time items, change in fair value of equity securities, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods. (2) In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA. 14) Investment income and other (adjusted) is a non-GAAP financial measure that adjusts GAAP investment income and other for repositioning, and the change in fair value of equity securities. Management believes investment income and other (adjusted) is a helpful financial metric because it enables the reader to better understand the business' ability to generate investment income. 15) Net financing revenue excluding core OID is calculated using a non-GAAP measure that adjusts net financing revenue by excluding Core OID. The Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. Management believes net financing revenue ex. Core OID is a helpful financial metric because it enables the reader to better understand the business' ability to generate revenue. See page 30 for calculation methodology and details. 16) Net interest margin excluding core OID is calculated using a non-GAAP measure that adjusts net interest margin by excluding Core OID. The Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. Management believes net interest margin ex. Core OID is a helpful financial metric because it enables the reader to better understand the business' profitability and margins. See page 7 for calculation methodology and details. 17) Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for Core OID balance and net deferred tax asset. See page 28 for calculation methodology and details. 22

2Q 2025 Preliminary Results Supplemental Notes on Other Financial Measures 1) Change in fair value of equity securities impacts the Insurance, Corporate Finance and Corporate and Other segments. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income. 2) Estimated impact of CECL on regulatory capital per final rule issued by U.S. banking agencies - In December 2018, the FRB and other U.S. banking agencies approved a final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, the option to phase in the day-one impact of CECL over a three-year period. In March 2020, the FRB and other U.S. banking agencies issued an interim final rule that became effective on March 31, 2020 and provided an alternative option for banks to temporarily delay the impacts of CECL, relative to the incurred loss methodology for estimating the allowance for loan losses, on regulatory capital. A final rule that was largely unchanged from the March 2020 interim final rule was issued by the FRB and other U.S. banking agencies in August 2020, and became effective in September 2020. For regulatory capital purposes, these rules permitted us to delay recognizing the estimated impact of CECL on regulatory capital until after a two-year deferral period, which for us extended through December 31, 2021. Beginning on January 1, 2022, we are required to phase in 25% of the previously deferred estimated capital impact of CECL, with an additional 25% to be phased in at the beginning of each subsequent year until fully phased in by the first quarter of 2025. Under these rules, firms that adopt CECL and elect the five-year transition will calculate the estimated impact of CECL on regulatory capital as the day-one impact of adoption plus 25% of the subsequent change in allowance during the two-year deferral period, which according to the final rule approximates the impact of CECL relative to an incurred loss model. We adopted this transition option during the first quarter of 2020, and phased in the regulatory capital impacts of CECL from January 1, 2022, to January 1, 2025, based on this 5-year transition period. 3) Estimated retail auto originated yield is a financial measure determined by calculating the estimated average annualized yield for loans originated during the period. At this time there currently is no comparable GAAP financial measure for Estimated Retail Auto Originated Yield and therefore this forecasted estimate of yield at the time of origination cannot be quantitatively reconciled to comparable GAAP information. 4) Interest rate risk modeling – We prepare our forward-looking baseline forecasts of net financing revenue taking into consideration anticipated future business growth, asset/liability positioning, and interest rates based on the implied forward curve. The analysis is highly dependent upon a variety of assumptions including the repricing characteristics of retail deposits with both contractual and non-contractual maturities. We continually monitor industry and competitive repricing activity along with other market factors when contemplating deposit pricing actions. Please see our SEC filings for more details. 5) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale. 6) Repositioning is primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring, amounts related to nonrecurring business transactions or pending transactions, and significant other one-time items. 7) U.S. consumer auto originations New Retail – standard and subvented rate new vehicle loans; Lease – new vehicle lease originations; Used – used vehicle loans Nonprime – originations with a FICO® score of less than 620 23

2Q 2025 Preliminary Results Supplemental Additional Notes Page – 5 | Market Leading Franchises (1) Estimated Retail Auto Originated Yield is a forward-looking financial measure. See page 23 for details. (2) Gross Revenue Yield expressed as gross interest income plus other revenue divided by average earning assets. (3) FDIC insured percentage excludes affiliate and intercompany deposits. Page – 7 | Balance Sheet and Net Interest Margin (1) Mortgage loans in run-off at the Corporate and Other segment. (2) Credit card assets moved to assets of operations held-for-sale (HFS) on 3/31/25; sale of Credit Card closed 4/1/25. (3) Includes interest expense related to margin received on derivative contracts. Excluding this expense, annualized yields were 4.35% for 2Q’25, 4.37% for 1Q’25, and 5.40% for 2Q’24. (4) Includes Community Reinvestment Act and other held-for-sale (HFS) loans. (5) Includes retail, brokered, and other deposits (inclusive of sweep deposits, mortgage escrow, and other deposits). (6) Includes FHLB borrowings and Repurchase Agreements. (7) Calculated using a Non-GAAP financial measure. See pages 20 - 22 for definitions. Page – 10 | Auto Finance (1) Noninterest expense includes corporate allocations of $179 million in 2Q 2025, $180 million in 1Q 2025, and $164 million in 2Q 2024. (2) Estimated Retail Auto Originated Yield is a forward-looking financial measure. See page 23 for details. Page – 11 | Insurance (2) Acquisition and underwriting expenses includes corporate allocations of $22 million in 2Q 2025, $21 million in 1Q 2025, and $19 million in 2Q 2024. (3) Change in fair value of equity securities impacts the Insurance segment. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income. Page – 12 | Corporate Finance (2) Noninterest expense includes corporate allocations of $11 million in 2Q 2025, $15 million in 1Q 2025, and $10 million in 2Q 2024. (3) Change in fair value of equity securities impacts the Corporate Finance segment. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income. 24

2Q 2025 Preliminary Results Supplemental Additional Notes Page – 15 | Results by Segment (2) Change in fair value of equity securities impacts the Insurance, Corporate Finance and Corporate and Other segments. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income. (3) Repositioning and other are primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring, and significant other one-time items, as applicable for respective periods or businesses. (4) Includes adjustments for non-GAAP measures Core OID expense, change in fair value of equity securities, and repositioning. Page – 16 | Corporate and Other (2) Repositioning and other are primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring, and significant other one-time items, as applicable for respective periods or businesses. (3) Change in fair value of equity securities impacts the Corporate and Other segments. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income. (4) HFI consumer mortgage portfolio and Ally credit card portfolio in 1Q 2025 and 2Q 2024. (5) Amounts related to Credit Card; sale of Credit Card closed on 4/1/2025. (6) Intercompany loan related to activity between Insurance and Corporate. 25

2Q 2025 Preliminary Results Supplemental GAAP to Core: Adjusted EPS Adjusted Earnings per Share ( Adjusted EPS ) QUARTERLY TREND 2Q 25 1Q 25 4Q 24 3Q 24 2Q 24 Numerator ($ millions) GAAP net income (loss) attributable to common shareholders $ 3 24 $ (253) $ 81 $ 171 $ 191 Discontinued operations, net of tax - - 1 - - Core OID 16 16 15 14 14 Repositioning Items - 503 140 - - Change in fair value of equity securities (35) 13 47 (59) 28 Tax-effected Core OID, Repo & changes in fair value of equity securities 4 (99) (38) 9 (9) (assumes 21% tax rate) Significant discrete tax items - - - - - Core net income attributable to common shareholders [a] $ 309 $ 179 $ 246 $ 1 36 $ 224 Denominator [b] Weighted-average common shares outstanding - (basic or diluted as applicable, thousands) 312,434 309,006 3 11,277 311,044 309,886 Metric GAAP EPS $ 1.04 $ (0.82) $ 0.26 $ 0.55 $ 0.62 Discontinued operations, net of tax - - 0.00 - - Core OID 0.05 0.05 0.05 0.05 0.04 Change in fair value of equity securities (0.11) 0.04 0.15 (0.19) 0.09 Repositioning Items - 1.63 0.45 - - Tax on Core OID, Repo & change in fair value of equity securities 0.01 (0.32) (0.12) 0.03 (0.03) (assumes 21% tax rate) Significant discrete tax items - - - - - Adjusted EPS [a] / [b] $ 0.99 $ 0.58 $ 0.78 $ 0.43 $ 0 .73 26

2Q 2025 Preliminary Results Supplemental GAAP to Core: Core ROTCE Core Return on Tangible Common Equity ( Core ROTCE ) QUARTERLY TREND 2Q 25 1Q 25 4Q 24 3Q 24 2Q 24 Numerator ($ millions) GAAP net income (loss) attributable to common shareholders $ 324 $ (253) $ 81 $ 171 $ 191 Discontinued operations, net of tax - - 1 - - Core OID 16 16 15 14 14 Repositioning Items - 503 140 - - Change in fair value of equity securities (35) 13 47 (59) 28 Tax on Core OID, Repo & change in fair value of equity securities 4 (99) (38) 9 (9) (assumes 21% tax rate) Significant discrete tax items & other - - - - - Core net income attributable to common shareholders [a] $ 309 $ 179 $ 246 $ 136 $ 224 Denominator (Average, $ billions) GAAP shareholder's equity $ 1 4.4 $ 14.1 $ 14.2 $ 14.1 $ 13.6 less: Preferred equity (2.3) (2.3) (2.3) (2.3) (2.3) GAAP common shareholder's equity $ 12.1 $ 11.7 $ 11.8 $ 11.7 $ 11.3 Goodwill & identifiable intangibles, net of deferred tax liabilities ( DTLs ) (0.2) (0.4) (0.7) (0.7) (0.7) Tangible common equity $ 11.8 $ 11.3 $ 11.2 $ 11.0 $ 10.6 Core OID balance (0.7) (0.7) (0.7) (0.8) (0.8) Net deferred tax asset ( DTA ) (2.0) (1.9) (1.7) (1.5) (1.5) Normalized common equity [b] $ 9.1 $ 8.6 $ 8.7 $ 8.7 $ 8 .4 Core Return on Tangible Common Equity [a] / [b] 13.6% 8.3% 11.3% 6.2% 10.7% 27

2Q 2025 Preliminary Results Supplemental GAAP to Core: Adjusted TBVPS Adjusted Tangible Book Value per Share ( Adjusted TBVPS ) QUARTERLY TREND 2Q 25 1Q 25 4Q 24 3Q 24 2Q 24 Numerator ($ billions) GAAP shareholder's equity $ 14.5 $ 14.2 $ 13.9 $ 14.4 $ 13.7 less: Preferred equity (2.3) (2.3) (2.3) (2.3) (2.3) GAAP common shareholder's equity $ 1 2.2 $ 11.9 $ 11.6 $ 12.1 $ 11.4 Goodwill and identifiable intangibles, net of DTLs (0.2) (0.3) (0.6) (0.7) (0.7) Tangible common equity 12.0 11.6 11.0 11.4 1 0.7 Tax-effected Core OID balance (0.6) (0.6) (0.6) (0.6) (0.6) (assumes 21% tax rate) Adjusted tangible book value [a] $ 11.5 $ 11.0 $ 10.4 $ 10.8 $ 10.1 Denominator Issued shares outstanding (period-end, thousands) [b] 307,787 3 07,152 3 05,388 304,715 304,656 Metric GAAP shareholder's equity per share $ 47.3 $ 46.3 $ 45.5 $ 47.3 $ 45.0 less: Preferred equity per share (7.6) (7.6) (7.6) (7.6) (7.6) GAAP common shareholder's equity per share $ 39.7 $ 38.8 $ 37.9 $ 39.7 $ 37.3 Goodwill and identifiable intangibles, net of DTLs per share (0.6) (1.0) (2.0) (2.3) (2.3) Tangible common equity per share 39.1 3 7.8 35.9 3 7.4 35.0 Tax-effected Core OID balance (1.8) (1.9) (1.9) (1.9) (2.0) (assumes 21% tax rate) per share Adjusted tangible book value per share [a] / [b] $ 37.3 $ 36.0 $ 34.0 $ 35.4 $ 33.0 28

2Q 2025 Preliminary Results Supplemental GAAP to Core: Adjusted Efficiency Ratio Adjusted Efficiency Ratio QUARTERLY TREND 2Q 25 1Q 25 4Q 24 3Q 24 2Q 24 Numerator ($ millions) GAAP noninterest expense $ 1 ,262 $ 1,634 $ 1 ,360 $ 1 ,225 $ 1,286 Insurance expense (424) (392) (343) (365) (405) Repositioning items - (314) (140) - - Adjusted noninterest expense for efficiency ratio [a] $ 838 $ 928 $ 877 $ 8 60 $ 881 Denominator ($ millions) Total net revenue $ 2,082 $ 1,541 $ 2,026 $ 2 ,135 $ 2,022 Core OID 16 16 15 14 14 Repositioning items - 495 - - - Insurance revenue (452) (394) (379) (467) (365) Adjusted net revenue for the efficiency ratio [b] $ 1,646 $ 1,658 $ 1,662 $ 1,682 $ 1,671 Adjusted Efficiency Ratio [a] / [b] 50.9% 56.0% 52.8% 51.1% 52.7% 29

2Q 2025 Preliminary Results Supplemental Non-GAAP Reconciliations ($ millions) QUARTERLY TREND Net Financing Revenue (ex. Core OID) 2Q 25 1Q 25 4Q 24 3Q 24 2Q 24 GAAP Net Financing Revenue $ 1 ,516 $ 1,478 $ 1,509 $ 1,520 $ 1,517 Core OID 16 16 15 14 14 Net Financing Revenue (ex. Core OID) [a] $ 1,532 $ 1,494 $ 1 ,524 $ 1,534 $ 1 ,531 Adjusted Other Revenue GAAP Other Revenue $ 566 $ 63 $ 517 $ 6 15 $ 505 Accelerated OID & repositioning items - 495 - - - Change in fair value of equity securities (35) 13 47 (59) 28 Adjusted Other Revenue [b] $ 5 31 $ 571 $ 564 $ 556 $ 5 33 Adjusted Total Net Revenue Adjusted Total Net Revenue [a]+[b] $ 2 ,064 $ 2,065 $ 2,088 $ 2,090 $ 2 ,064 Adjusted Provision for Credit Losses GAAP Provision for Credit Losses $ 384 $ 191 $ 557 $ 645 $ 457 Repositioning - 306 - - - Adjusted Provision for Credit Losses $ 384 $ 497 $ 557 $ 645 $ 4 57 Adjusted Noninterest Expense GAAP Noninterest Expense $ 1,262 $ 1,634 $ 1,360 $ 1,225 $ 1,286 Repositioning - (314) (140) - - Adjusted Noninterest Expense $ 1,262 $ 1,320 $ 1,220 $ 1,225 $ 1,286 Original issue discount amortization expense GAAP original issue discount amortization expense $ 18 $ 18 $ 17 $ 17 $ 17 Other OID (2) (3) (3) (3) (3) Core original issue discount (Core OID) amortization expense $ 16 $ 16 $ 15 $ 14 $ 14 Outstanding original issue discount balance GAAP outstanding original issue discount balance $ (727) $ (745) $ (763) $ (780) $ (797) Other outstanding OID balance 22 24 27 29 31 Core outstanding original issue discount balance (Core OID balance) $ (705) $ (721) $ (736) $ (751) $ (766) Note: Change in fair value of equity securities impacts the Insurance, Corporate Finance and Corporate and Other segments. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income. 30